COMMITMENTS AND CONTINGENCIES	12 Months Ended
Jun. 30, 2011
Notes to Financial Statements [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
Guarantees
In conjunction with certain transactions, primarily divestitures, we may provide routine indemnifications (e.g., indemnification for representations and warranties and retention of previously existing environmental, tax and employee liabilities) for which terms range in duration and, in some circumstances, are not explicitly defined. The maximum obligation under some indemnifications is also not explicitly stated and, as a result, the overall amount of these obligations cannot be reasonably estimated. Other than obligations recorded as liabilities at the time of divestiture, we have not made significant payments for these indemnifications. We believe that if we were to incur a loss on any of these matters, the loss would not have a material effect on our financial position, results of operations or cash flows.
In certain situations, we guarantee loans for suppliers and customers. The total amount of guarantees issued under such arrangements is not material.
Off-Balance Sheet Arrangements
We do not have off-balance sheet financing arrangements, including variable interest entities, that have a material impact on our financial statements.
Purchase Commitments and Operating Leases
We have purchase commitments for materials, supplies, services and property, plant and equipment as part of the normal course of business. Commitments made under take-or-pay obligations are as follows:

June 30	2012	2013	2014	2015	2016	Thereafter
Purchase obligations	$1,351	$762	$368	$154	$104	$273

Such amounts represent future purchases in line with expected usage to obtain favorable pricing. Approximately 26% of our purchase commitments relate to service contracts for information technology, human resources management and facilities management activities that have been outsourced to third-party suppliers. Due to the proprietary nature of many of our materials and processes, certain supply contracts contain penalty provisions for early termination. We do not expect to incur penalty payments under these provisions that would materially affect our financial position, results of operations or cash flows.
We also lease certain property and equipment for varying periods. Future minimum rental commitments under non-cancelable operating leases, net of guaranteed sublease income, are as follows:

June 30	2012	2013	2014	2015	2016	Thereafter
Operating leases	$264	$224	$192	$173	$141	$505

Litigation
We are subject to various legal proceedings and claims arising out of our business which cover a wide range of matters such as governmental regulations, antitrust and trade regulations, product liability, patent and trademark matters, income taxes and other actions.
As previously disclosed, the Company is and has been subject to a variety of investigations into potential competition law violations in Europe by the European Commission and national authorities from a number of countries. These matters involve a number of other consumer products companies and/or retail customers. The Company's policy is to comply with all laws and regulations, including all antitrust and competition laws, and to cooperate with investigations by relevant regulatory authorities, which the Company is doing. Competition and antitrust law inquiries often continue for several years and, if violations are found, can result in substantial fines.
In response to the actions of the European Commission and national authorities, the Company launched its own internal investigations into potential violations of competition laws. The Company has identified violations in certain European countries and appropriate actions were taken.
Several regulatory authorities in Europe have issued separate complaints pursuant to their investigations alleging that the Company, along with several other companies, engaged in violations of competition laws in those countries. The remaining authorities' investigations are in various stages of the regulatory process. As a result of our initial and on-going analyses of the complaints, as well as final decisions issued by the European Commission and authorities in a number of other countries in fiscal 2011, the Company has reserves totaling $611 as of June 30, 2011, for fines for competition law violations. In accordance with U.S. GAAP, certain of the reserves included in this amount represent the low end of a range of potential outcomes. Accordingly, the ultimate resolution of these matters may result in fines or costs in excess of the amounts reserved that could materially impact our income statement and cash flows in the period in which they are accrued and paid, respectively. We will continue to monitor developments for all of these investigations and will record additional charges as appropriate.
With respect to other litigation and claims, while considerable uncertainty exists, in the opinion of management and our counsel, the ultimate resolution of the various lawsuits and claims will not materially affect our financial position, results of operations or cash flows.
We are also subject to contingencies pursuant to environmental laws and regulations that in the future may require us to take action to correct the effects on the environment of prior manufacturing and waste disposal practices. Based on currently available information, we do not believe the ultimate resolution of environmental remediation will have a material adverse effect on our financial position, results of operations or cash flows.